UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 1, 2006
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-28377                   94-3319536
----------------------------      ----------------          --------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)

                        400 Oyster Point Blvd., Suite 435
                       So. San Francisco, California 94080
                           --------------------------
                    (Address of principal executive offices)

                            650/837-9850 (telephone)
                               650/745-2677 (fax)
                               ------------------
                          Registrant's telephone number

                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers
           ---------------------------------------------------------------------

On March 1, 2006, the Board of Directors of FinancialContent, Inc. elected Dave Neville to serve as the Company's Chief Financial Officer. Mr. Neville shall also continue to serve as the Company's President and General Counsel. Prior to joining FinancialContent in August of 2000, Mr. Neville practiced law in San Francisco. His experience spans the areas of corporate governance, tax laws, securities, employment and investor relations. He has worked extensively with private and publicly-traded companies in the financial services industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FinancialContent, Inc.


                                        By: /s/ Wing Yu
                                        --------------------------
                                        Wing Yu,
                                        Chief Executive Officer

                                        Date: March 7, 2006

Index to Exhibits

Sequentially
Numbered Page                 Exhibit No.               Description of Document
-------------                 -----------               -----------------------

None


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